SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 22, 1998

                             800 TRAVEL SYSTEMS, INC
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                             1-13271               59-3343338
----------------------------         ------------          -------------------
(State or Other Jurisdiction         (Commission           (IRS Employer
of Incorporation                     File Number)          Identification No.)

4802 Gunn Highway, Tampa, Florida                              33624
----------------------------------------                     ----------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, (913) 908-0903

Item 4. Changes in Registrant's Certifying Accountants.

      (a) Dismissal of Former Accountant.

      Effective on or about June 22, 1998 the 800 Travel Systems, Inc. (the "Company") dismissed Killman, Murrell & Company, P.C. ("Killman") as the Company's principal independent accountants.

      The decision to change independent accountants was recommended by the Company's Board of Directors after considering the significant additional expenses (including, without limitation, travel, lodging and long-distance communications costs, all of which would have been recurring costs) involved in continuing to retain the Dallas, Texas based Killman, compared to the cost of retaining a Tampa, Florida based firm. See Item 4(b) below.

      The reports of Killman on the Company's financial statements for the years ended December 31, 1996 and 1997 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with audits of the financial statements of the Company for the years ended December 31, 1996 and 1997 and during the interim period through the date of Killman's dismissal, there were no disagreements between the Company and Killman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Killman's satisfaction, would have caused Killman to make reference to the matter in their reports. Further, during such periods, there were no events of the type required to be reported pursuant to
Item 304(a)(1)(iv)(B) of Regulation S-B.

      (b) Engagement of New Accountant.

      On or about the date of the dismissal of Killman, the Company appointed the Tampa, Florida office of Grant Thornton, LLP ("Grant Thornton") as the Company's new independent accountants, and Grant Thornton accepted such engagement. Grant Thornton had never previously been consulted by the Company on any matter.

      Item 7. Financial Information, Pro Forma Financial Information and
Exhibits

(a)   Financial Statements of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

      23.1 Consent of Killman, Murrell & Company, P.C. to Disclosure regarding Dismissal

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    800 TRAVEL SYSTEMS, INC.
                                    ------------------------
                                          (Registrant)


Date: June 22, 1998                 By: /s/ Mark D. Mastrini
                                       ----------------------
                                       President and
                                       Chief Operating Officer